VOID AFTER 5:00 P.M. MOUNTAIN STANDARD TIME, ON JULY 25, 2005

NEITHER THIS WARRANT NOR THE WARRANT STOCK HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE COMPANY WILL NOT TRANSFER THIS WARRANT OR THE WARRANT STOCK UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH WARRANT OR SUCH WARRANT STOCK AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATES SECURITIES LAWS, (II) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (III) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

                                 FUTUREONE, INC.
                             (a Nevada corporation)

                  Warrant for the Purchase of 1,100,000 Shares
                        of Common Stock, $0.001 par value

     FOR VALUE RECEIVED, FutureOne, Inc., a Nevada corporation (the "Company"), hereby certifies that Blackwater Capital Group, L.L.C. (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company at any time, or from time to time during the period commencing on the date hereof and expiring at 5:00 p.m. Mountain Standard Time, on July 25, 2005 (the "Expiration Date"), up to 1,100,000 fully paid and non-assessable shares of Common Stock at a price of $1.00 per share (the "Exercise Price").

     As used herein, the term "Common Stock" shall mean the Company's presently authorized common stock, $.001 par value, and any stock into or for which such Common Stock may hereafter be converted or exchanged. The number of shares of Common Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable or delivered upon such exercise, as adjusted from time to time, are hereinafter referred to as "Warrant Stock."

     Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate, and (in the case of loss, theft or destruction) of satisfactory indemnification, and upon surrender and cancellation of this Warrant certificate, if mutilated, the Company shall execute and deliver a new Warrant certificate of like tenor and date.

     The Company and the Holder hereby acknowledge, agree and understand that this is a new Warrant certificate that replaces and substitutes for the original Warrant Agreement by and between World's Fare, Inc., dba FutureOne and Blackwater Capital Group, L.L.C. for 1,700,000 shares of the Company dated as of July 25, 1998 (the "Prior Warrant"). This Warrant Agreement has been made in connection with previous transactions of Blackwater relating to the Prior

Warrant, whereby the Holder has transferred a portion of the Prior Warrant representing 600,000 shares to other investors, agents and affiliates, and that certain Termination Agreement by and between Blackwater Capital Partners, L.P., Blackwater Capital Group, L.L.C. (collectively "Blackwater") and the Company dated June 1, 2000, whereby among other things, the parties agreed all previously non-vested warrants under the Stock Purchase Agreement between the Parties dated July 25, 1998, including the warrants remaining under the Prior Warrant, became fully vested under the terms of the Stock Purchase Agreement.

     SECTION 1. EXERCISE OF WARRANT. This Warrant may be exercised, subject to the requirements set forth herein, in whole, or in part, at any time during the period commencing on the date hereof, and shall consist of one block of 1,100,000 warrants that shall be considered fully vested upon the execution of this Warrant Agreement. The Warrants herein expire at 5:00 p.m. Mountain Standard Time on the Expiration Date set forth above, or, if such day is a day on which banking institutions in Phoenix, Arizona are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this Warrant certificate to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Warrant Exercise Form attached hereto duly executed and accompanied by payment (by certified or cashier's (i.e., official bank) check, payable to the order of the Company) of the aggregate Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder.

If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant certificate for cancellation, execute and deliver a new Warrant certificate evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant certificate, together with the Exercise Price, at its office, or by the stock transfer agent of the Company at its office, if any, in proper form for exercise as described above, together with an agreement to comply with the restrictions on transfer and related covenants contained herein, and a representation as to investment intent and any other matter required by counsel to the Company, signed by the Holder (and if other than the original Holder accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Warrant), the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, even if the stock transfer books of the Company shall then be closed or certificates representing such shares of Common Stock shall not have been delivered to the Holder. The Holder shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant. The Company shall promptly thereafter issue certificate(s) evidencing the Common Stock so purchased.

     SECTION 2. RESERVATION OF SHARES. The Company shall at all times reserve for issuance and delivery upon exercise of this Warrant all shares of Common Stock or other shares of capital stock of the Company (and other securities) from time to time receivable upon exercise of this Warrant. All such shares (and other securities) shall be duly authorized and, when issued upon exercise, shall be validly issued, fully paid and non-assessable.

     SECTION  3.  NO  FRACTIONAL   SHARES.   No  fractional   shares  or  script
representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant. For purposes of this Warrant, the fair market value of a share of Common Stock shall equal the closing sale price (or if not available the average of the closing bid and asked prices) on the business day prior to exercise of this Warrant, or, if the Common Stock is then not publicly traded, then the price determined in good faith by the Board of Directors of the Company.

     SECTION 4. TRANSFER.

          4.1 SECURITIES LAWS. Neither this Warrant nor the Warrant Stock have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state. The Company will not offer this Warrant or the Warrant Stock unless (i) there is an effective registration covering such Warrant or such shares, as the case may be, under the Securities Act and applicable states securities laws, (ii) it first receives a letter from an attorney, acceptable to the Company's board of directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act and under all applicable state securities laws, or (iii) the transfer is made pursuant to Rule 144 under the Securities Act.

          4.2 CONDITIONS TO TRANSFER. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee that the restrictive investment legend set forth above be placed on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph. The Company may, in its sole discretion, refuse to the transfer, or to approve the transfer, for any reason.

          4.3 INDEMNITY. The Holder acknowledges that the Holder understands the meaning and legal consequences of this Section, and the Holder hereby agrees to indemnify and hold harmless the Company, its representatives and each officer and director thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of this Warrant, (b) any transfer of any of this Warrant or the Warrant Stock in violation of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations promulgated under the Securities Act or Exchange Act or any state securities laws, (c) any transfer of this Warrant or any of the Warrant Stock not in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Company upon which its opinion as to a proposed transfer shall have been based.

          4.4 HOLDBACK PERIOD AND TRANSFER. Except as specifically restricted hereby, this Warrant and the Warrant Stock issued may be transferred by the Holder in whole or in part at any time or from time to time only upon written permission of the Company, in its sole discretion. In the event that the Company publicly offers shares of its Common Stock, the Warrant Stock may be sold from the date of the Company's initial public offering of securities only in the discretion of the Company and the Underwriter. Upon surrender of this Warrant certificate to the at the office of its stock transfer agent, if any, with the Company Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant certificate in the name of the assignee named in such instrument of assignment, and this Warrant certificate shall promptly be canceled. Any proposed assignment must be approved in writing by the Company prior thereto. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon this Warrant, shall be null and void and without effect.

     SECTION 5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

     SECTION 6. ANTI-DILUTION PROVISIONS.

          6.1 STOCK SPLITS, DIVIDENDS, ETC.

               6.1.1 If the Company shall at any time subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this Section shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

               6.1.2 Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

          6.2 ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the Base Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise as provided in Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

          6.3 CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based. The Company shall forthwith mail a copy of each such certificate to each Holder.

          6.4 NOTICES OF RECORD DATE, ETC. In case:

               6.4.1 the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

               6.4.2 of any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to each Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or
(B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, and this Warrant may be exercised prior to said date during the term of the Warrant.

          6.5 THRESHOLD FOR ADJUSTMENTS. The Company shall not be required to give effect to any adjustment in the Exercise Price. No adjustment shall be made by reason of the issuance of shares upon conversion rights, stock issuance rights or similar rights currently outstanding or any change in the number of treasury shares held by the Company.

     SECTION 7. WARRANTS NON-CALLABLE. The Company may not at any time call any Warrants contemplated hereunder.

     SECTION 8. LEGEND AND STOP TRANSFER ORDERS. Unless the shares of Warrant Stock have been registered under the Securities Act, upon exercise of any of this Warrant and the issuance of any of the shares of Warrant Stock, the Company shall instruct its transfer agent, if any, to enter stop transfer orders with respect to such shares, and all certificates representing shares of Warrant Stock shall bear on the face thereof substantially the following legend, insofar as is consistent with Arizona law:

          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE COMPANY WILL NOT TRANSFER THIS CERTIFICATE UNLESS (I) THERE IS AN EFFECTIVE REGISTRATION COVERING THE SHARES REPRESENTED BY THIS CERTIFICATE UNDER THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS, (II) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS OR (III) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

     SECTION 9. OFFICER'S CERTIFICATE. Whenever the number or kind of securities purchasable upon exercise of this Warrant or the Exercise Price shall be adjusted as required by the provisions hereof, the Company shall forthwith file with its Secretary or Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number of kind of securities purchasable upon exercise of this Warrant and the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustments. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment mail by certified mail a copy of such certificate to the Holder.

     SECTION 10. NOTICE. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt, if to the Holder, at his/her address as shown on the books of the Company, and if to the Company, at its principal office, 4250 East Camelback Road, Suite K-124, Phoenix, Arizona 85018. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing, a party's address which shall be deemed given at the time of receipt thereof.

     SECTION 11. BINDING EFFECT. The provisions of this Warrant shall be binding upon and inure to the benefit of (1) the parties hereto, (2) the successors and assigns of the Company, and (3) if the Holder is a corporation, partnership, or other business entity, the successors of the Holder.

     SECTION 12. NONASSIGNABILITY AND NONTRANSFERABILITY. The Warrant rights referenced herein are not assignable or transferable to any third party, including any related party, except upon written permission of the Company prior thereto.

     SECTION 13. PRONOUNS. Any masculine personal pronoun shall be considered to mean the corresponding feminine or neuter personal pronoun, as the context requires.

     SECTION 14. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Arizona without regard to conflicts of law principles.


IN WITNESS WHEREOF, this Warrant is executed as of the _____ day of ___________, 2000.

                                        FUTUREONE, INC., a Nevada corporation


                                        By: /s/ Earl J. Cook
                                            ------------------------------------
                                        Name: Earl J. Cook
                                        Title: President and CEO


ACCEPTED, ACKNOWLEDGED AND AGREED
on this _____ day of ____________, 2000


Blackwater Capital Group, L.L.C.


By: /s/ Steven R. Green
    -----------------------------------
    Steven R. Green, Managing Member

                                    EXHIBIT A

                               NOTICE OF EXERCISE

TO: FUTUREONE, INC.

     1. The undersigned hereby elects to purchase ____________ shares of Common Stock of FutureOne, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full in accordance with the provisions of Section 3 of the attached Warrant:

     2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:


--------------------------------------------------------------------------------
                                     (Name)


--------------------------------------------------------------------------------
                                    (Address)

     3. The undersigned represents that the shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned will not offer, sell or otherwise dispose of any such shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities law.


                                        ----------------------------------------
                                        Signature

                                    EXHIBIT B

                            FORM OF AFFIDAVIT OF LOSS

STATE OF                   )
                           ) ss:
COUNTY OF                  )

     The undersigned (hereinafter "Deponent"), being duly sworn, deposes and says that:

1.   Deponent is an adult whose mailing address is:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

2. Deponent is the recipient of a Warrant (the "Warrant") from FutureOne, Inc. (the "Company"), dated as of _______ __, 2000 for the purchase of ________ shares of Common Stock, par value $.001 per share, of the Company, at an exercise price of $_____ per share.

3. The Warrant has been lost, stolen, destroyed or misplaced, under the following circumstances:







The Warrant was not endorsed.

4. Deponent has made a diligent search for the Warrant, and has been unable to find or recover it, and Deponent was the unconditional owner of the Warrant at the time of loss, and is entitled to the full and exclusive possession thereof; that neither the Warrant nor the rights of Deponent therein have, in whole or in part, been assigned, transferred, hypothecated, pledged or otherwise disposed of, in any manner whatsoever, and that no person, firm or corporation other than the Deponent has any right, title, claim, equity or interest in, to, or respecting the Warrant.

5. Deponent makes this Affidavit for the purpose of requesting and inducing the Company and its agents to issue a new warrant in substitution for the Warrant.

6. If the Warrant should ever come into the hands, custody or power of the Deponent or the Deponent's representatives, agents or assigns, the Deponent will immediately and without consideration surrender the Warrant to the Company, its representatives, agents or assigns, its transfer agents or subscription agents for cancellation.

7. The Deponent, in its sole discretion, agrees to (i) indemnify and hold harmless the Company from any claim or demand for payment or reimbursement of any party arising in connection with the subject matter of this Affidavit or (ii) provide the Company with a bond reasonably satisfactory to the Company in form and amount (strike through (i) or (ii) as appropriate).

Signed, sealed and dated:  _________________________



                                        ----------------------------------------
                                        Deponent



Sworn to and subscribed before me this
____ day of _____________, _________




--------------------------------------
Notary Public